SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                                  ON FORM 8-K/A

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                                 Date of Report
                                February 16, 1999

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (512) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Exhibit 16.1. Letter from Arthur Andersen LLP to the Securities and Exchange Commission.



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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FVNB CORP.
                                    (Registrant)


                                     By: /s/ DAVID M. GADDIS
                                        David M. Gaddis, President & C. E. O.


Date: February 25, 1999

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